UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2025

Frontier Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Airport Way

Denver, CO 80239

(720) 374-4550

(Address of principal executive offices, including zip code, and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 29, 2025, Spirit Airlines, Inc. (“Spirit”) filed a Current Report on Form 8-K disclosing, among other things, that it had received a proposal from Frontier Group Holdings, Inc. (the “Company”), parent company of Frontier Airlines, Inc., regarding a potential business combination transaction.

The Company confirms that it has had preliminary confidential discussions with Spirit and has made a proposal to combine with Spirit in a transaction that provides for, among other things, the issuance of $400.0 million principal amount of debt by the Company and 19.0% of the Company’s common equity at the closing of the transaction, to be distributed to the Holders of Senior Secured Notes, 2025 Convertible Notes, 2026 Convertible Notes and Existing Interests (each as defined in the First Amended Joint Chapter 11 Plan of Reorganization of Spirit Airlines, Inc. and its Debtor Affiliates, as filed with the United States Bankruptcy Court for the Southern District of New York on January 15, 2025). Copies of the letters between the Company and Spirit are furnished as Exhibits 99.1, 99.2, 99.3, 99.6 and 99.8 to this Current Report on Form 8-K and are incorporated by reference herein. Presentations provided to Spirit, which outline the terms of the Company’s proposal and the benefits of such proposal for Spirit’s stakeholders, are furnished as Exhibits 99.4 and 99.7 to this Current Report on Form 8-K and are incorporated by reference herein. A copy of the correspondence between Citigroup Global Markets Inc., financial advisor to the Company, and Evercore Group L.L.C., financial advisor to the ad hoc group of Holders of Senior Secured Notes, is furnished as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

No agreement has been reached between the parties in relation to the structure, value or terms of a transaction. There is no assurance that these discussions will result in a transaction. The Company does not currently intend to comment further on the potential transaction with Spirit unless and until a definitive agreement has been reached or as it determines is otherwise required by law.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements and Information

Certain statements in this communication should be considered forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Words such as “expects,” “will,” “would”, “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this communication are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous risks and uncertainties related to the Company’s and Spirit’s respective businesses and the Company’s proposed transaction with Spirit including, without limitation, the following: uncertainty as to whether Spirit will further pursue, enter into or consummate the proposed transaction on the terms set forth in the proposal or on other terms; uncertainties as to the timing of the proposed transaction; adverse effects on the Company’s share price resulting from the announcement or completion of the proposed transaction or any failure to complete the proposed transaction; failure to obtain applicable regulatory or other required approvals in a timely manner;

failure to satisfy other closing conditions to the proposed transaction; failure of the parties to consummate the proposed transaction; risks that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected or raise unanticipated costs; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, creditor or employee relationships, including those resulting from the announcement or completion of the proposed transaction or the Spirit Chapter 11 proceeding; competitive responses to the announcement or completion of the proposed transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; the impacts of the Company’s significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company’s financial condition and business; failure to comply with the covenants in the Company’s financing agreements or failure to comply with financial and other covenants governing the Company’s other debt; changes in, or failure to retain, the Company’s senior management team or other key employees; current or future litigation and regulatory actions, including in relation to the proposed transaction, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth from time to time under the sections captioned “Risk Factors” in the Company’s reports and other documents filed with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 20, 2024, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which was filed with the SEC on May 2, 2024.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Letter to Spirit, dated January 7, 2025.

99.2	Letter from Spirit, dated January 11, 2025.

99.3	Letter to Spirit, dated January 16, 2025.

99.4	Presentation, dated January 16, 2025.

99.5	Correspondence, dated January 24, 2025.

99.6	Letter to Spirit, dated January 28, 2025.

99.7	Presentation, dated January 28, 2025.

99.8	Letter from Spirit, dated January 28, 2025.

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: January 29, 2025	By:	/s/ Howard M. Diamond
Howard M. Diamond
Executive Vice President, Legal and Corporate Affairs